Financial Results and Supplemental Information FISCAL THIRD QUARTER 2026 August 5, 2026 Exhibit 99.2

Table of Contents Trading Symbol (Common Shares): RMR Investor Relations Contact: Bryan Maher, Senior Vice President (617) 796-8230 bryan.maher@rmrgroup.com ir@rmrgroup.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.rmrgroup.com All amounts in this presentation are unaudited. Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 29 for terms used throughout this presentation. QUARTERLY RESULTS Fiscal Third Quarter 2026 Highlights ................................................................................................ 5 FINANCIALS Key Financial Data ................................................................................................................................ 8 Distributable Earnings Bridge ............................................................................................................. 9 AUM by Source ..................................................................................................................................... 10 Management and Advisory Services Revenues by Source ........................................................... 11 Well-Covered Dividend ....................................................................................................................... 12 Value Add Wholly Owned Real Estate .............................................................................................. 13 GAAP Results: Condensed Consolidated Statements of Income ................................................ 14 GAAP Results: Earnings per Common Share ................................................................................... 16 GAAP Results: Condensed Consolidated Balance Sheets ............................................................ 17 NON-GAAP FINANCIAL MEASURES .................................................................................................... 18 APPENDIX .................................................................................................................................................. 24 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................. 31

Quarterly Results

4 | Fiscal Q3 2026 Newton, MA (August 5, 2026). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended June 30, 2026. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on July 20, 2026. This dividend will be paid on or about August 13, 2026. Conference Call A conference call to discuss RMR’s fiscal third quarter results will be held on Thursday, August 6, 2026 at 11:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (855) 669-9658; the replay pass code is 6251886. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 800 real estate professionals in more than 30 offices nationwide who manage over $37 billion in assets under management and leverage 40 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR reported a solid third quarter highlighted by revenue growth as a result of the actions we have taken to create value on behalf of our clients. The best examples of this value creation continue to be DHC and ILPT, with both being among the top performing REITs in the U.S. for the past three years, as measured by total shareholder returns. We believe that operational improvements, combined with materially strengthened balance sheets, have set these REITs up for continued success. In addition, we helped SVC improve its balance sheet through the sale of nearly $1 billion in hotels over the last year, along with raising $575 million of new equity. Lastly, OPI recently completed its restructuring and remains a client of RMR. Although we are only halfway through the calendar year, the Managed Equity REITs are collectively on pace to generate over $40 million of incentive fees for RMR this calendar year. For the quarter, RMR generated net income per share of $0.18, Adjusted Net Income per share of $0.15, Adjusted EBITDA of $19.7 million and Distributable Earnings per share of $0.48. As it relates to our Private Capital initiatives, it remains a challenging fundraising environment. However, we believe these headwinds are temporary and we continue to allocate time and capital toward this initiative as we build a track record of success across many of the sectors we operate in. Lastly, during the quarter, RMR celebrated its 40th year of assisting its clients by ringing the closing bell at the NASDAQ. We look forward to the next 40 years of working to deliver attractive returns for our stakeholders." Adam Portnoy, President and Chief Executive Officer RMR Reports Fiscal Third Quarter 2026 Results

5 | Fiscal Q3 2026 Private Capital Acquisition Activity Financial Highlights • Assets Under Management of $37.5 billion. • Net income of $7.4 million, net income margin of 16.2%, net income attributable to The RMR Group Inc. of $3.2 million, or $0.18 per diluted share, Adjusted Net Income Attributable to The RMR Group Inc. of $2.6 million, or $0.15 per diluted share. • Distributable Earnings of $15.4 million, or $0.48 per diluted share. • Adjusted EBITDA of $19.7 million and Adjusted EBITDA Margin of 41.3%. Fiscal Third Quarter 2026 Highlights • As previously disclosed, during the quarter, RMR closed a joint venture acquisition of a multifamily portfolio in Greenwich, CT for approximately $350.0 million. ◦ RMR raised the majority of the equity from a new institutional investor and secured $235.0 million in mortgage financing. ◦ RMR is a co-general partner in the joint venture and acquired a $6.4 million equity interest. ◦ RMR earned an acquisition fee and is entitled to ongoing property management and construction supervision fees and a carried interest if certain investment returns are met.

6 | Fiscal Q3 2026 SVC Investment & Liquidity Amended OPI Management Agreement • During the quarter, RMR entered into amended business and property management agreements with OPI as part of its emergence from bankruptcy. ◦ The initial term of each management agreement is five years and OPI will pay RMR an annual business management fee of $14.0 million for the first two years, a property management fee equal to 3% of gross rents collected and a construction supervision fee equal to 5% of construction costs. Each management agreement is terminable without penalty after the first two years. ◦ RMR received approximately 439,072 shares of OPI, or 2% of outstanding OPI shares, pursuant to the business management agreement. ◦ RMR will be eligible to receive up to 8% of outstanding OPI shares upon the satisfaction of certain financial and performance metrics to be determined by OPI's Board of Trustees. Fiscal Third Quarter 2026 Highlights (Continued) • During the quarter, RMR participated in SVC's public offering of common shares by purchasing 41.7 million common shares for $50.0 million using cash on hand and borrowings under its revolving credit facility. RMR received approximately $0.4 million in dividends from SVC during the quarter. • As of June 30, 2026, RMR had $133.2 million of total liquidity, including $58.2 million of cash on hand and $75.0 million available on its revolving credit facility, for opportunistic investments and other strategic actions.

Financials

8 | Fiscal Q3 2026 Key Financial Data As of and for the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 GAAP Financial Measures Net Income $ 7,388 $ 2,059 $ 9,295 Net Income Margin 16.2% 4.9% 21.1% Net Income Attributable to The RMR Group Inc. $ 3,197 $ 1,007 $ 4,186 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 2,640 $ 2,211 $ 4,792 Adjusted EBITDA $ 19,667 $ 18,467 $ 20,081 Adjusted EBITDA Margin 41.3% 41.6% 43.5% Distributable Earnings $ 15,401 $ 14,201 $ 13,857 Distribution Payout Ratio 66.7% 72.2% 73.6% Per Share Metrics Net Income Attributable to The RMR Group Inc. $ 0.18 $ 0.05 $ 0.25 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.15 $ 0.11 $ 0.28 Distributable Earnings $ 0.48 $ 0.44 $ 0.43 (dollars in thousands, except per share amounts) Diversified Healthcare Trust Pittsburgh, PA

9 | Fiscal Q3 2026 Distributable Earnings Bridge P er S ha re $0.44 $0.06 $0.03 $(0.06) $0.01 $0.48 Distributable Earnings Q2 2026 Higher business management fees driven primarily by increases in certain Managed Equity REITs' enterprise values and Sonesta seasonality Higher property management fees driven primarily by acquisition fees earned related to the acquisition of the Greenwich, CT multifamily portfolio Higher compensation and benefits expense driven by headcount mix and cumulative compensation adjustments Other, net Distributable Earnings Q3 2026 $0.34 $0.36 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.52 $0.54 (1) Distributable Earnings is a non-GAAP measure and net income is the nearest GAAP measure. Refer to pages 22 and 23 for a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA to Distributable Earnings. (1)

10 | Fiscal Q3 2026 As of June 30, 2026 Commercial Real Estate Sector / Strategy AUM Fee-Earning AUM Perpetual Capital Service Properties Trust (NASDAQ: SVC) Net Leased Service-Focused Retail & Hotels $ 9,904,087 $ 5,817,828 Diversified Healthcare Trust (NASDAQ: DHC) Senior Living, Medical Office & Life Science 6,777,893 4,694,770 Office Properties Income Trust (NASDAQ: OPI) Office 5,358,684 2,221,681 Industrial Logistics Properties Trust (NASDAQ: ILPT) (1) Industrial 2,648,276 4,813,179 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 738,909 738,909 Total Perpetual Capital $ 25,427,849 $ 18,286,367 Private Capital Residential Real Estate Funds (2) Value Add / Core Plus $ 4,673,123 $ 4,673,123 Industrial Real Estate Funds (1) Core Plus 3,963,722 898,594 Medical Office & Life Science Real Estate Funds Core Plus 2,464,868 2,464,868 Hotel Real Estate (Sonesta) Core 498,827 498,827 Other Private Real Estate Value Add / Core Plus 484,160 361,933 Total Private Capital $ 12,084,700 $ 8,897,345 Total $ 37,512,549 $ 27,183,712 (1) Mountain JV AUM is included in Industrial Real Estate Funds' AUM, while its Fee-Earning AUM is included in ILPT's Fee-Earning AUM. (2) Residential Real Estate Funds include three wholly owned properties, three joint venture properties and third-party managed properties. AUM by Source (dollars in thousands)

11 | Fiscal Q3 2026 $45,436 $42,032 $43,839 $33,378 $31,339 $30,960 $12,058 $10,693 $12,879 June 30, 2026 March 31, 2026 June 30, 2025 $27,409 $25,254 $27,807 $22,145 $20,690 $20,591 $5,264 $4,564 $7,216 June 30, 2026 March 31, 2026 June 30, 2025 $16,225 $15,407 $14,409 $10,091 $9,874 $9,211 $6,134 $5,533 $5,198 June 30, 2026 March 31, 2026 June 30, 2025 $1,802 $1,371 $1,623 $1,142 $775 $1,158 $660 $596 $465 June 30, 2026 March 31, 2026 June 30, 2025 Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on pages 25 and 26 for detailed revenues by client. Perpetual Capital Private Capital

Well-Covered Dividend

(amounts in thousands, except per share amounts)

Dividends paid by The RMR Group Inc. are funded through a combination of Distributable Earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below:

Calculation of Distribution Payout Ratio for The RMR Group LLC:

	For the Three Months Ended June 30, 2026		
	Amount	Per Share	Payout Ratio
Distributable Earnings	$ 15,401	$ 0.48	
Dividend Funded by The RMR Group LLC [1]	**$ 10,270**	**$ 0.32**	**66.7%**
Dividend Funded by The RMR Group Inc. Cash Balance [2]	2,222	0.13	
Total Dividend	**$ 12,492**	**$ 0.45**	

(1) Based on 32,093 shares outstanding as of the record date on April 21, 2026.

(2) Total consolidated cash and cash equivalents for The RMR Group Inc. was $58,203 as of June 30, 2026, including $15,386 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $15,386 provides ample capacity, when combined with The RMR Group LLC's expected Distributable Earnings, to continue dividends at current levels for more than two years.

Refer to Notes on page 27 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

Quarterly Dividend



The RMR Group LLC
Distributable Earnings
$0.32 per unit
The RMR Group Inc.
RMR Inc.
Cash Balance (2)
$0.32 per share
$0.13 per share (2)
The RMR Group Inc. Shareholders
(Receive $0.45 per share)

12 | Fiscal Q3 2026

RMR

13 | Fiscal Q3 2026 Value Add Wholly Owned Real Estate As of and for the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Properties 4 4 2 Residential Units 781 781 240 Retail Square Footage 203,994 203,994 203,994 Gross Asset Value $241,411 $240,346 $92,346 Mortgage Debt $141,493 $139,757 $46,500 Residential Occupancy 91.9% 93.0% 93.3% Retail Occupancy 76.5% 76.5% 95.4% Consolidated Wholly Owned EBITDA $3,467 $3,224 $1,285 (dollars in thousands) ARIUM at Lowry Denver, CO ARIUM at Perimeter Park Raleigh, NC ARIUM at Oviedo Park Orlando, FL Countryside Plaza Chicago, IL

GAAP Results: Condensed Consolidated Statements of Income

(dollars in thousands)

	For the Three Months Ended		
	June 30, 2026	March 31, 2026	June 30, 2025
Revenues:			
Management services [1]	$ 44,093	$ 40,683	$ 42,724
Incentive fees	90	—	229
Advisory services	1,343	1,349	1,115
Total management, incentive and advisory services revenues	45,526	42,032	44,068
Income from loan investments, net	—	—	677
Rental property revenues	5,192	5,100	2,033
Reimbursable compensation and benefits	16,642	16,814	18,337
Reimbursable equity based compensation	5,152	2,402	1,636
Other reimbursable expenses	81,002	79,281	87,977
Total reimbursable costs	102,796	98,497	107,950
Total revenues	**153,514**	**145,629**	**154,728**
Expenses:			
Compensation and benefits	39,607	37,690	38,603
Equity based compensation	5,639	3,025	2,090
Separation costs	1,720	1,293	1,880
Total compensation and benefits expense	46,966	42,008	42,573
General and administrative	10,668	10,748	9,631
Other reimbursable expenses	81,002	79,281	87,977
Rental property expenses	1,725	1,876	748
Transaction and acquisition related (recoveries) costs [2]	(1,054)	227	820
Loss on impairment of other assets [3]	19,066	—	—
Depreciation and amortization	4,413	4,448	3,006
Total expenses	**162,786**	**138,588**	**144,755**
Operating (loss) income	$ (9,272)	$ 7,041	$ 9,973

(1) Refer to Notes on page 28 for more information on how base business management fees earned from the Managed Equity REITs are calculated.

(2) Recovery recorded during the three months ended June 30, 2026 reflects reimbursements for legal costs incurred in connection with OPI's bankruptcy proceedings.

(3) In June 2026, OPI emerged from chapter 11 bankruptcy protection and entered into amended and restated management agreements with RMR. As a result, RMR recognized a net impairment loss of $19,066 on the unamortized other asset related to the prior management agreements with OPI during the three months ended June 30, 2026.

Substantially all revenues are earned from related parties.

14 | Fiscal Q3 2026

RMR

15 | Fiscal Q3 2026 For the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Operating (loss) income $ (9,272) $ 7,041 $ 9,973 Interest income 416 516 1,182 Interest expense (3,205) (2,611) (1,062) Change in fair value of Earnout liability — — 1,170 Gain (loss) on investments 21,348 (2,298) (215) Income before income tax expense 9,287 2,648 11,048 Income tax expense (1,899) (589) (1,753) Net income 7,388 2,059 9,295 Net income attributable to noncontrolling interests (4,191) (1,052) (5,109) Net income attributable to The RMR Group Inc. $ 3,197 $ 1,007 $ 4,186 GAAP Results: Condensed Consolidated Statements of Income (Continued) (dollars in thousands) RMR Managed Private Fund 935M by ARIUM, Atlanta, GA Refer to Notes on page 14.

16 | Fiscal Q3 2026 As of and for the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Numerators: Net income attributable to The RMR Group Inc. $ 3,197 $ 1,007 $ 4,186 Less: income attributable to unvested participating securities (136) (140) (101) Net income used in calculating basic and diluted EPS $ 3,061 $ 867 $ 4,085 Denominators: Common shares outstanding 17,092 17,094 16,870 Less: unvested participating securities and incremental impact of weighted average (301) (344) (210) Weighted average common shares outstanding - basic and diluted 16,791 16,750 16,660 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.18 $ 0.05 $ 0.25 GAAP Results: Earnings per Common Share (amounts in thousands, except per share amounts) Industrial Logistics Properties Trust Charleston, SC

17 | Fiscal Q3 2026 June 30, 2026 September 30, 2025 Assets Cash and cash equivalents held by The RMR Group Inc. $ 15,386 $ 19,478 Cash and cash equivalents held by The RMR Group LLC 42,817 42,819 Due from related parties 79,880 79,703 Prepaid and other current assets 15,216 13,731 Loans held for investment, net — 36,963 Total current assets 153,299 192,694 Loans held for investment, net of current portion — 24,021 Property and equipment, net 225,762 228,655 Due from related parties, net of current portion 11,370 10,374 Investments 136,200 31,900 Goodwill 71,761 71,761 Intangible assets, net 20,329 26,136 Operating lease right of use assets 19,097 22,876 Deferred tax asset 13,901 13,181 Other assets, net (1) 61,857 96,647 Total assets $ 713,576 $ 718,245 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 48,889 $ 43,553 Accounts payable and accrued expenses 55,438 42,340 Operating lease liabilities 5,528 5,603 Secured financing facility, net — 26,326 Total current liabilities 109,855 117,822 Mortgage notes payable, net 138,807 136,168 Secured revolving credit facility 25,000 — Secured financing facility, net of current portion — 18,260 Operating lease liabilities, net of current portion 14,056 17,682 Amounts due pursuant to tax receivable agreement, net of current portion 15,926 15,926 Other liabilities 11,370 10,374 Total liabilities 315,014 316,232 Total equity 398,562 402,013 Total liabilities and equity $ 713,576 $ 718,245 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Service Properties Trust Royal Sonesta Kaua'i Resort, Lihue, HI (1) In June 2026, OPI emerged from chapter 11 bankruptcy protection and entered into amended and restated management agreements with RMR. As a result, RMR recognized a net impairment loss of $19,066 on the unamortized other asset related to the prior management agreements with OPI during the three months ended June 30, 2026.

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2026, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended June 30, 2026:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 9,287	$ (1,899)	$ (4,191)	$ 3,197	$ (136)	$ 3,061	$ 0.18
Incentive fees	(90)	18	42	(30)	1	(29)	—
Gain on investments	(21,348)	4,365	9,970	(7,013)	298	(6,715)	(0.40)
Loss on impairment of other assets	19,066	(3,899)	(8,904)	6,263	(266)	5,997	0.36
Separation costs	1,720	(352)	(803)	565	(24)	541	0.03
Provision for credit losses	11	(2)	(5)	4	—	4	—
Transaction and acquisition related recoveries	(1,054)	216	492	(346)	15	(331)	(0.02)
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 7,592**	**$ (1,553)**	**$ (3,399)**	**$ 2,640**	**$ (112)**	**$ 2,528**	**$ 0.15**

(1) Reflects an income tax rate of approximately 20.4%.
(2) Based on 16,791 weighted average common shares outstanding.

19 | Fiscal Q3 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2026, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended March 31, 2026:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 2,648	$ (589)	$ (1,052)	$ 1,007	$ (140)	$ 867	$ 0.05
Loss on investments	2,298	(511)	(1,073)	714	(99)	615	0.04
Separation costs	1,293	(288)	(604)	401	(56)	345	0.02
Reversal of credit losses	59	(13)	(28)	18	(3)	15	—
Transaction and acquisition related costs	227	(50)	(106)	71	(10)	61	—
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 6,525**	**$ (1,451)**	**$ (2,863)**	**$ 2,211**	**$ (308)**	**$ 1,903**	**$ 0.11**

(1) Reflects an income tax rate of approximately 22.2%.
(2) Based on 16,750 weighted average common shares outstanding.

20 | Fiscal Q3 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended June 30, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [(1)]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [(2)]
Net income attributable to The RMR Group Inc.	$ 11,048	$ (1,753)	$ (5,109)	$ 4,186	$ (101)	$ 4,085	$ 0.25
Incentive fees	(229)	36	108	(85)	2	(83)	–
Loss on investments	215	(34)	(101)	80	(2)	78	–
Separation costs	1,880	(298)	(885)	697	(17)	680	0.04
Change in fair value of Earnout liability	(1,170)	186	551	(433)	10	(423)	(0.03)
Reversal of credit losses	117	(19)	(55)	43	(1)	42	–
Transaction and acquisition related costs	820	(130)	(386)	304	(7)	297	0.02
Adjusted net income attributable to The RMR Group Inc.	**$ 12,681**	**$ (2,012)**	**$ (5,877)**	**$ 4,792**	**$ (116)**	**$ 4,676**	**$ 0.28**

(1) Reflects an income tax rate of approximately 15.9%.

(2) Based on 16,660 weighted average common shares outstanding.

21 | Fiscal Q3 2026

RMR

22 | Fiscal Q3 2026 For the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Net income $ 7,388 $ 2,059 $ 9,295 Income tax expense 1,899 589 1,753 Depreciation and amortization 4,413 4,448 3,006 Interest expense 3,205 2,611 1,062 EBITDA 16,905 9,707 15,116 Incentive fees (90) — (229) (Gain) loss on investments (21,348) 2,298 215 Loss on impairment of other assets 19,066 — — Separation costs 1,720 1,293 1,880 Transaction and acquisition related (recoveries) costs (1,054) 227 820 Other asset amortization 2,238 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 487 1,223 454 Change in fair value of Earnout liability — — (1,170) Provision for credit losses 11 59 117 Straight line office rent 34 24 (73) Distributions from investments 1,698 1,282 597 Adjusted EBITDA $ 19,667 $ 18,467 $ 20,081 Reconciliation of EBITDA and Adjusted EBITDA (dollars in thousands) Service Properties Trust Royal Sonesta Bourbon Street, New Orleans, LA

23 | Fiscal Q3 2026 As of and for the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Calculation of Net Income Margin: Total management, incentive and advisory services revenue $ 45,526 $ 42,032 $ 44,068 Net income $ 7,388 $ 2,059 $ 9,295 Net Income Margin 16.2% 4.9% 21.1% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 47,674 $ 44,386 $ 46,193 Adjusted EBITDA $ 19,667 $ 18,467 $ 20,081 Adjusted EBITDA Margin 41.3% 41.6% 43.5% Calculation of Distributable Earnings: Adjusted EBITDA $ 19,667 $ 18,467 $ 20,081 Less: Tax distributions to members (2) (4,266) (4,266) (6,224) Distributable Earnings $ 15,401 $ 14,201 $ 13,857 Class A and Class B-1 Common Share Distributions $ 7,692 $ 7,676 $ 7,595 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,492 $ 12,476 $ 12,395 Calculation of Distributable Earnings per Share: Distributable Earnings $ 15,401 $ 14,201 $ 13,857 Distributable Earnings Shares Outstanding 32,092 32,094 31,870 Distributable Earnings Per Share $ 0.48 $ 0.44 $ 0.43 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share (amounts in thousands, except per share amounts) Refer to Notes on page 27. Office Properties Income Trust Chicago, IL

Appendix

25 | Fiscal Q3 2026 Notes to Page 11 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from the Perpetual Capital clients of $90, $0 and $229 during the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively. For the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 5,023 $ 4,400 $ 3,859 ILPT 6,068 5,837 5,793 OPI 3,042 2,771 2,778 SVC 6,669 6,333 7,046 SEVN 1,343 1,349 1,115 Total Perpetual Capital 22,145 20,690 20,591 Sonesta 2,202 1,485 2,628 RMR Residential 118 118 118 Other private entities 2,944 2,961 4,470 Total Private Capital 5,264 4,564 7,216 Total Base Business Management & Advisory Revenues $ 27,409 $ 25,254 $ 27,807 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,012 $ 1,054 $ 1,220 ILPT 3,371 3,349 3,237 OPI 2,942 2,683 2,628 SVC 2,748 2,770 2,110 SEVN 18 18 16 Total Perpetual Capital 10,091 9,874 9,211 RMR Residential 3,966 3,273 2,958 Other private entities 2,168 2,260 2,240 Total Private Capital 6,134 5,533 5,198 Total Base Property Management & Other Revenues $ 16,225 $ 15,407 $ 14,409 Notes (dollars in thousands)

26 | Fiscal Q3 2026 Notes to Page 11 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 CONSTRUCTION SUPERVISION REVENUES DHC $ 307 $ 326 $ 213 ILPT 159 81 105 OPI 126 240 375 SVC 550 128 465 Total Perpetual Capital 1,142 775 1,158 RMR Residential 351 188 378 Other private entities 309 408 87 Total Private Capital 660 596 465 Total Construction Supervision Fees $ 1,802 $ 1,371 $ 1,623 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,342 $ 5,780 $ 5,292 ILPT 9,598 9,267 9,135 OPI 6,110 5,694 5,781 SVC 9,967 9,231 9,621 SEVN 1,361 1,367 1,131 Total Perpetual Capital 33,378 31,339 30,960 Sonesta 2,202 1,485 2,628 RMR Residential 4,435 3,579 3,454 Other private entities 5,421 5,629 6,797 Total Private Capital 12,058 10,693 12,879 Total Management & Advisory Services Revenues $ 45,436 $ 42,032 $ 43,839 Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 12 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:

Quarterly Tax Distributions


The RMR Group LLC
(Partnership)
Tax Rate: 37.25% (1)
The RMR Group Inc.
(C-Corp)
Excess Distribution
Tax Rate: ~20.00% (2)
RMR Inc. Cash Balance
Taxing Authorities

(1) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.
(2) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.

Notes to Page 23 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $2,238, $2,354 and $2,354 for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	June 30, 2026	March 31, 2026	June 30, 2025
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 2,267	$ 2,267	$ 3,273
The RMR Group LLC tax distributions to noncontrolling interest	1,999	1,999	2,951
Total tax distributions to members from The RMR Group LLC	**$ 4,266**	**$ 4,266**	**$ 6,224**

27 | Fiscal Q3 2026

RMR

28 | Fiscal Q3 2026 $24,443,233 $14,326,741 $14,326,741 $11,375,020 $6,224,431 $6,224,431 $5,708,810 $4,525,348 $4,525,348 $7,359,403 $3,576,962 $3,576,962 Historical Cost Market Capitalization Lower of $22,395,384 $15,325,777 $15,325,777 $9,904,087 $5,817,828 $5,817,828 $5,713,404 $4,813,179 $4,813,179 $6,777,893 $4,694,770 $4,694,770 Historical Cost Market Capitalization Lower of As of June 30, 2026 As of June 30, 2025 Notes to Page 14 – GAAP Results: Condensed Consolidated Statements of Income (1) With the exception of OPI, which, effective as of June 17, 2026, pays a fixed business management fee under its amended and restated business management agreement, management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of a point in time and may not reflect the basis used in the monthly calculations of business management fees: Notes (Continued) (dollars in thousands) DHC ILPT SVC

29 | Fiscal Q3 2026 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiative or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders funded by The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash or non-recurring items, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

30 | Fiscal Q3 2026 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of Sonesta International Hotels Corporation (Sonesta) and AlerisLife Inc. (AlerisLife) (through December 31, 2025), excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients and wholly owned properties, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to DHC, ILPT, OPI and SVC. • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and SEVN. • Private Capital consists of Sonesta, AlerisLife (through December 31, 2025), RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. As of December 31, 2025, AlerisLife ceased operations, was in the process of winding down its business and transferred its management agreements with DHC for senior living communities to new operators. For all periods presented, revenues from AlerisLife are included in "Other private entities". • REIT refers to real estate investment trust. • RMR Residential refers to the residential real estate that is owned by RMR's subsidiaries, joint ventures, private funds and third-party owners to which RMR provides management services. • SEC refers to the Securities and Exchange Commission. • Tremont refers to RMR's wholly owned subsidiary Tremont Realty Capital LLC, an investment adviser registered with the SEC that provides advisory services for SEVN. Non-GAAP Financial Measures and Certain Definitions (Continued)

31 | Fiscal Q3 2026 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential" "well- covered" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions, including as a result of changing tariffs or trade policies and the related uncertainty thereof; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; RMR's future profitability; anticipated financial results, future prospects and estimated valuations and share prices; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; OPI's ability to operate its business profitably following its emergence from chapter 11 bankruptcy protection, which may impact the amount of management fees RMR receives and the potential for an additional equity issuance to RMR under OPI's new management agreements; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors for its private capital initiatives in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; risks related to the security of RMR's network and information technology, including its artificial intelligence, or AI, initiatives; litigation risks; risks related to acquisitions, dispositions and other activities by RMR or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the SEC, including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements